Exhibit 99.1


                            JOINT FILER INFORMATION


This Statement on Form 4 is filed by Insight Venture Partners IV, L.P., Insight Venture Partners IV (Co-Investors), L.P., Insight Venture Partners IV (Fund B), L.P., Insight Venture Partners (Cayman) IV, L.P., Insight Venture Associates IV, LLC and Insight Holdings Group, LLC.

The principal business address of each of the Reporting Persons is 680 Fifth Avenue, New York, NY 10019.

Name of Designated Filer:  Insight Venture Partners IV, L.P.
Date of Event Requiring Statement:  August 2, 2006
Issuer Name and Ticker or Trading Symbol: Website Pros, Inc. ("WSPI")


                            INSIGHT VENTURE PARTNERS IV (CAYMAN), L.P.

                            By:      INSIGHT VENTURE ASSOCIATES IV, LLC
                                     Its General Partner

                                     By:      INSIGHT HOLDINGS GROUP, LLC
                                              Its Managing Member


                                      By: /s/ Jeffrey Horing
                                          --------------------
                                          Name: Jeffrey Horing
                                          Title: Managing Member


                             INSIGHT VENTURE PARTNERS IV (CO-INVESTORS), L.P.

                             By:      INSIGHT VENTURE ASSOCIATES IV, LLC
                                      Its General Partner

                                      By:     INSIGHT HOLDINGS GROUP, LLC
                                              Its Managing Member


                                      By: /s/ Jeffrey Horing
                                          --------------------
                                          Name: Jeffrey Horing
                                          Title: Managing Member


                             INSIGHT VENTURE PARTNERS IV (FUND B), L.P.

                             By:      INSIGHT VENTURE ASSOCIATES IV, LLC
                                      Its General Partner

                                      By:      INSIGHT HOLDINGS GROUP, LLC
                                               Its Managing Member

                                      By: /s/ Jeffrey Horing
                                          --------------------
                                          Name: Jeffrey Horing
                                          Title: Managing Member

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                             INSIGHT VENTURE PARTNERS IV, L.P.

                             By:      INSIGHT VENTURE ASSOCIATES IV, LLC
                                      Its General Partner

                                      By:      INSIGHT HOLDINGS GROUP, LLC
                                               Its Managing Member

                                      By: /s/ Jeffrey Horing
                                          --------------------
                                          Name: Jeffrey Horing
                                          Title: Managing Member



                             INSIGHT VENTURE ASSOCIATES IV, LLC

                             By:      INSIGHT HOLDINGS GROUP, LLC
                                      Its Managing Member


                                      By: /s/ Jeffrey Horing
                                          --------------------
                                          Name: Jeffrey Horing
                                          Title: Managing Member



                             INSIGHT HOLDINGS GROUP, LLC



                                      By: /s/ Jeffrey Horing
                                          --------------------
                                          Name: Jeffrey Horing
                                          Title: Managing Member